Exhibit 10.3

ABN AMRO BANK N.V.
38/F, Cheung Kong Centre
2 Queen’s Road Central
Hong Kong

October 11, 2007

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850
United States

Re: US DOLLAR FACILITY FEE LETTER AGREEMENT

Ladies and Gentlemen:

This US Dollar Facility Fee Letter Agreement (this “Agreement”) is delivered to you in connection with the Loan Agreement to be entered into on the date hereof (the “Loan Agreement”) among Synutra International, Inc., as the Borrower (the “Borrower”), ABN AMRO Bank N.V., as the Arranger (the “Arranger”), ABN AMRO Bank N.V., as the Collateral Agent and the Administrative Agent (the “Administrative Agent”), and the Lenders party thereto (the “Lenders”).

WHEREAS, in order to induce the Arranger, the Administrative Agent and the Lenders to enter into the Loan Agreement, the Borrower has agreed to enter into this Agreement with the Arranger and the Administrative Agent.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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Terms defined in the Loan Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

1.  FEES. In connection with the Loan Agreement, the Borrower agrees with the Arranger and the Administrative Agent as follows:

(a)  The Borrower will pay to the Arranger for its own account, as contemplated by the Letter Agreement entered into between ABN AMRO Bank N.V., Hong Kong Branch and the Borrower dated March 29, 2007 (the “Commitment Letter”), a fee (the “Arrangement Fee”) of 2.00% of the aggregate amount of the Commitment, as in effect on the Closing Date. The Arrangement Fee shall be for arranging the transactions contemplated in the Loan Agreement. The Arrangement Fee shall be earned upon the execution of the Loan Agreement. The Arrangement Fee shall be payable on the earlier of (x) the date of the first Credit Extension under the Loan Agreement and (y) the fifth Business Day after the Closing Date.

(b)  The Borrower will pay to the Administrative Agent on behalf of the Lenders, as contemplated by the Commitment Letter, a fee (the “Participation Fee”) of 0.75% of the aggregate amount of the Commitment, as in effect upon the Closing Date. The Participation Fee shall be for facilitating the participation of the Lenders in the transactions contemplated in the Loan Agreement. The Participation Fee shall be earned upon the execution of the Loan Agreement. The Participation Fee shall be payable on the earlier of (x) the date of the first Credit Extension under the Loan Agreement and (y) the fifth Business Day after the Closing Date. The Administrative Agent shall distribute the Participation Fee in accordance with its agreement with the Lenders at its sole discretion

2.  TAX GROSS UP. For the avoidance of doubt, Section 3.01 of the Loan Agreement shall apply to any amount due under this Agreement.

3.  GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ARRANGER AND THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ARRANGER AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ARRANGER AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE BORROWER, THE ARRANGER AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT SHALL BE CONCLUSIVE AND BINDING UPON IT AND WILL BE GIVEN EFFECT IN ANY OTHER JURISDICTION TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND MAY BE ENFORCED IN ANY COURT TO THE JURISDICTION OF WHICH THE BORROWER IS OR MAY BE SUBJECT BY A SUIT UPON SUCH JUDGMENT; PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON IT IN ONE OF THE MANNERS SPECIFIED HEREIN OR AS OTHERWISE PERMITTED BY LAW.

4.  WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

5.  PROCESS AGENT. Without prejudice to any other mode of service allowed under any relevant Law, the Borrower:

(a)  irrevocably shall have appointed, on or prior to the first Credit Extension, CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, as its agent for service of process in relation to any proceedings before the courts of the State of New York sitting in the Borough of Manhattan, New York City or of the United States for the Southern District of New York in connection with this Agreement; and

(b)  agrees that failure by its agent for service to notify the Borrower of the process will not invalidate the proceedings concerned.

6.  MISCELLANEOUS. (a) The fees, costs and expenses described in this Agreement shall be fully earned upon becoming due and payable in accordance with the terms hereof, shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to the Commitment Letter, the Loan Documents or any other definitive documentation existing or to be entered into among the Borrower and its Subsidiaries and Affiliates, the Arranger and its Affiliates and the Administrative Agent and its Affiliates.

(b)  The Borrower’s obligation to pay the fees or expense reimbursements described or referred to herein will not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute the Borrower or its Affiliates may have.

(c)  The provisions of Section 10.18 of the Loan Agreement relating to obligations to make payments in US Dollars thereunder is hereby incorporated by reference herein.

(d)  Nothing in this Agreement shall be construed to limit any of the rights of the Arranger or its Affiliates or of the Administrative Agent or its Affiliates under (x) the Commitment Letter dated March 29, 2007 between Synutra International, Inc. and ABN AMRO Bank N.V., Hong Kong Branch, (y) the Warrant Agreement dated April 19, 2007 among Synutra International, Inc., The Bank of New York, as Warrant Agent and ABN AMRO Bank N.V., Hong Kong Branch, as Initial Holder or (z) the US Dollar Facility Side Letter Agreement dated April 19, 2007 between Synutra International, Inc. and ABN AMRO Bank N.V., Hong Kong Branch.

If the foregoing is in accordance with your understanding, please sign and return a counterpart of this Agreement whereupon it will become an enforceable agreement among us.

Very truly yours,

ABN AMRO BANK N.V., as Arranger

By:	/s/Augusto King
Name: Augusto King
Title: Executive Directo

By:	/s/Anup Kuruvilla
Name: Anup Kurivilla
Title: Executive Director

ABN AMRO BANK N.V., as Administrative Agent

By:	/s/Yong Peck Yuen
Name: Yong Peck Yuen
Title: Senior Vice President

By:	/s/Irene Ng
Name: Irene Ng
Title: Assistant Manager

THE PROVISIONS OF THIS AGREEMENT ARE ACCEPTED AND
AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

SYNUTRA INTERNATIONAL, INC. as Borrower

By:	/s/ Liang Zhang
Name: Liang Zhang Title: Chief Executive Officer

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